CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 1 of 25


THIS SOFTWARE DEVELOPMENT AND SERVICES AGREEMENT (hereinafter "Agreement") is made by and between BellSouth Telecommunications, Inc., a Georgia corporation, (hereafter "Customer") with offices located at 675 West Peachtree Street, N.E., Atlanta, Georgia 30375, and Predictive Systems, Inc., a Delaware corporation (hereinafter "Supplier") having an office at 2400 Century Boulevard, Atlanta, GA 30345.

WITNESSETH

WHEREAS, Supplier has software development expertise directly related to the type of software to be developed pursuant to this Agreement and Customer desires to engage Supplier to develop, create, test and deliver certain software and other deliverables; and

WHEREAS, Customer is desirous of obtaining advice and assistance for consultant or professional services to be provided by Supplier which has sufficient expertise and experience in rendering such services to meet the particular needs of Customer.

NOW, THEREFORE, Supplier and Customer, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS.

         1.1. "Acceptance" or "Accept" shall mean Customer has determined the material or Software delivered or Services rendered conform with the applicable Specifications.

         1.2. "Affiliated Company(ies)" shall mean BellSouth Corporation or any company that is owned in whole or in which is owned not less than a [*] interest, now or in the future, by BellSouth Corporation or by one or more of its direct or indirect subsidiaries, controlled by BellSouth Corporation.

         1.3. "Authorized Third Party(ies)" shall mean any third party retained by Customer to perform services for Customer that has undertaken: (i) an obligation of non-disclosure consistent with this Agreement and (ii) an obligation to use information provided by Customer, including information proprietary to Supplier, solely to perform services for Customer.

         1.4. "Bypass" or "Work Around" shall mean a temporary procedure by which a user can avoid a reported problem by changes to the procedures followed or data supplied by the user when using the Software or a temporary Fix supplied by the Supplier.

         1.5. "Customer" shall mean Bellsouth Telecommunications, Inc. or any Affiliated Company which places an Order pursuant to the terms and conditions of this Agreement.

         1.6. "Deliverables" shall mean any and all system deliverables set forth in a fully executed Order as defined in Appendix A. Deliverables include, but are not limited to, any technical information, drawings, records, reports, data, designs, plans, specifications, models, prototypes, performance requirements, inventions, creative works, concepts, and any Software and/or documentation, implementation, deployment, and/or system integration delivered pursuant to this Agreement and must be regarded as Customer's Information hereunder.

         1.7. "Development Timetable" shall mean the dates set forth in a fully executed Order, whereby: (i) the Supplier shall have completed the development of the Deliverable associated with such date and (ii) the Supplier shall deliver the Deliverable to Customer for Acceptance testing.

         1.8. "Documentation" shall mean any materials relating to, arising out of or resulting from Services or Software provided by Supplier hereunder including, without limitation, such materials sufficient for: (i) Customer to determine interface capabilities with other hardware or software and (ii) Customer to plan for, install, engineer, operate, repair, train Users and maintain the Software. Documentation includes, but is not limited to, specifications, drawings, schematics and/or instructions provided by Supplier.


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 2 of 25


         1.9. "Enhancement" shall mean a new version of the Software that adds substantially new features and functionality in addition to the original functional characteristics of the Software as provided to Customer. Said Enhancement shall be deemed to be a new item of Software, may be subject to additional fees, acceptance and warranty.

         1.10. "Error(s)" shall mean a failure of the Software to conform to Supplier's marketing literature, the response time as warranted, the Documentation and operating manuals furnished by Supplier and the Specifications governing said Software; where such failure impacts operational performance, functional performance or licensability.

         1.11. "Fix(es)" shall mean corrections of Error(s) in order for the Software to continue performing functionally in the manner for which it was acquired and any and all improvements that relate to performance but do not provide new features or functionality for the Software.

         1.12. "Object Code" shall mean software assembled or compiled in magnetic or electronic binary form on software media, which is readable and usable by computers to control or operate a computer system and/or perform user defined or predetermined tasks.

         1.13. "Order(s)" shall mean a written order issued by Customer and accepted by Supplier pursuant to this Agreement for Software and/or Services as is set forth in Appendix A.

         1.14. "Services" shall mean and may include, but not be limited to, Supplier's consultant, professional, technical and engineering services, Software Maintenance, installation services, training and on site support ancillary to the acquisition of Software as described hereafter or in a properly executed Order.

         1.15. "Software" shall mean the computer program or programs developed by Supplier under this Agreement for Customer which consist of a set or sets of logical instructions and tables of information which guides the functions of a processor including Object Code, Source Code, Documentation and all Fixes, Upgrades, Enhancements, Error corrections, modifications, updates and made thereto and provided hereunder.

         1.16. "Software Maintenance" shall include the services described in Appendix C or in a properly executed Order which, if purchased by Customer, shall be performed by the Supplier to provide Fixes, updates, Upgrades, and Enhancements to the Software and shall include, but not be limited to, corrections of any and all Errors, regardless of whether such Error is brought to the attention of Supplier by Customer, another user of comparable software, or any third party.

         1.17. "Source Code" shall mean the computer program expressed in a source or human readable language consisting of a full source language statement of the program comprising the Software and complete maintenance documentation, procedures, flow charts, schematic diagrams and annotations which comprise the precoding detail design specification, and all other material necessary to allow a reasonably skilled programmer or analyst to maintain and enhance the Software without the assistance of the Supplier or reference to other material.

         1.18. "Specifications" shall mean, with respect to the Software, the functions, features and performance requirements of the Software set forth in a fully executed Order.

         1.19. "Underlying Components" shall mean Supplier's pre-existing programs, systems, data, processes, techniques, methodologies, procedures, know-how and methods of analysis that it utilizes to provide Services in the performance of this Agreement. No title or ownership of intellectual property rights, except as provided herein, is transferred to Customer for Supplier's Underlying Components.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 3 of 25


         1.20. "Upgrade(s)" shall mean an improvement to or a change in the Software that alters the original functional characteristics of the Software or corrects errors but does not add substantially new features to the Software. Said Upgrade shall be deemed to be a new item of Software and subject to warranty.

         1.21. "User(s)" shall mean Customer, its Authorized Third Parties, as well as each of their respective agents, representatives and customers, if any, who use goods or services relating to, resulting from, or arising out of Services or Software provided by Supplier hereunder.

2.       PROVISIONS APPLICABLE TO DEVELOPED SOFTWARE.

         2.1.     DEVELOPMENT UNDERTAKING.

                  2.1.1. Supplier hereby acknowledges Customer's reliance on Supplier's strict adherence to the Development Timetable and therefore Supplier shall commit and utilize sufficient resources to complete development of the Deliverables in accordance with the Development Timetable. Supplier shall notify Customer of any circumstances, when and as they arise, that may reasonably be anticipated to lead to a material deviation from the development.

                  2.1.2. Customer shall, upon reasonable prior written notice, have access during normal business hours to those premises where development work under this Agreement is performed for the purposes of review, "walk-throughs," and discussions between Customer's and Supplier's management and personnel concerning the status and conduct of the work being performed and to monitor the progress of such work.

                  2.1.3. Supplier shall designate a technical coordinator who shall be assigned by Supplier to supervise the development of the Deliverables and shall be responsible for technical and performance matters and the transmission of technical information between the parties. Such employee shall devote as much of his or her business time required to fully supervise such endeavor (hereinafter "Supplier Technical Coordinator").

                  2.1.4. Customer shall designate a technical coordinator who shall be responsible for technical and performance matters and the transmission of technical information between the parties (hereinafter "Customer Technical Coordinator"). Supplier understands and agrees that the delivery of Deliverables which perform in accordance with the applicable Specifications on or before the dates set forth in the Development Timetable, Order or this Agreement are critical to Customer's business and that Customer may be irreparably injured by any delays or failures to deliver or meet the Specifications. In order to anticipate and reduce the effect of such delays or failures, Supplier agrees to notify Customer as soon as there is any reason to believe that a delivery will be delayed and/or that the Deliverable scheduled for delivery will fail to meet its Specifications and to advise Customer of the projected delay, if any, in the delivery date and the nature of all anticipated failures, if any. Supplier understands and agrees that any such delay in meeting a delivery date or failure to meet Specifications is a material breach of this Agreement and will result in a written notice of such breach. Upon termination following an uncured material breach by Supplier, Supplier shall promptly deliver all work in progress to Customer and refund to Customer all funds paid under this Agreement except for funds paid for Deliverable(s) already received and Accepted by Customer and the value of all work in progress delivered to Customer. Upon such cancellation, all right, title and interest in such work in progress shall immediately vest in Customer.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 4 of 25

         2.2.     DELIVERY.

                  2.2.1. Immediately upon the completion of each development milestone as set forth in a fully executed Order, Supplier shall deliver and install, when necessary, the Deliverable required by such milestone at the location specified in the Order and shall deliver therewith all Documentation and other materials required to be provided in accordance with such milestone. Supplier shall notify Customer in writing of the availability of each portion of the Deliverable for testing by Customer (the date of such notification hereinafter being referred to as the "Acceptance Test Date").

         2.3.     TESTING AND ACCEPTANCE.

                  2.3.1.   [*]

                  2.3.2. When a Deliverable successfully passes Acceptance testing, Customer shall provide Supplier with written notice of Acceptance for such Deliverable and the date of such notification shall be the date on which Supplier shall be entitled to invoice the milestone payment associated with such Deliverable. A Deliverable shall be deemed Accepted by Customer if written notice of Acceptance is not received by Supplier within the time periods stated in Section 2.3.1.

                  2.3.3. In the event that Customer determines that a Deliverable does not conform to and perform in accordance with the Specifications, Customer shall notify Supplier in writing of the exact nature of the non-conformity and Supplier shall modify the Deliverable within [*] of receipt of such notification to Supplier, to ensure that it will so conform and Supplier shall redeliver such Deliverable to Customer. Customer shall thereafter undertake further Acceptance testing of equal duration as set forth in. Failure of any Deliverable to conform with the Specifications after such second round of Acceptance testing shall constitute a material breach by Supplier of this Agreement and any related Orders.

         2.4.     CHANGE IN THE SCOPE OF WORK.

                  2.4.1. Customer shall have the right to make changes in the scope of the work to be performed under this Agreement as set forth in a fully executed Order or any other item which would affect the ability of the Deliverables to meet Customer's needs. All changes shall be authorized and made in writing by Customer's Technical Coordinator.

                  2.4.2. Supplier shall not make any changes in the scope of the work to be performed under this Agreement which have not been authorized in writing by the Customer's Technical Coordinator. Any changes in the scope of the work made by Supplier that have not been approved in writing by the Customer's Technical Coordinator shall not excuse any delay in the Development Timetable or form the basis for any claim or rationale to increase Supplier's pricing.

                  2.4.3. If Supplier receives written instructions, directions or requests to make any change or changes that will result in a change or changes in the scope of the work to be performed under this Agreement from anyone other than the Customer's Technical Coordinator, Supplier shall promptly notify the Customer's Technical Coordinator and provide a description of the proposed change, or changes, the length of the delay, if any, that will result from the change or changes and the increased cost, if any, that will result from

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 5 of 25


                           such change or changes. Supplier shall not proceed to implement any such change without written authorization from the Customer's Technical Coordinator.

                  2.4.4. If Supplier receives instructions, directions or requests from Customer's Technical Coordinator to make any change or changes that will result in a change or changes in the scope of the work to be performed under this Agreement, Supplier shall promptly provide Customer's Technical Coordinator with the length of the delay, if any, that will result from the change or changes and the increased cost, if any, that will result from such change or changes. Supplier shall not proceed to implement any such change without the written approval of Customer's Technical Coordinator of the delay, if any, or increased cost, if any. Any such changes that are made by Supplier without written approval of Customer's Technical Coordinator's shall not excuse any delay in a delivery date or form the basis for any claim or rationale to increase Supplier's pricing.

                  2.4.5. Any delays in the Development Timetable date that are approved in writing by the Customer's Technical Coordinator shall be excused and any increase in the cost approved in writing by the Customer's Technical Coordinator shall be added to Supplier's price.

         2.5.     STATUS REPORTS.

                  2.5.1. Supplier understands and agrees that the time frames for the project as set forth in the Development Timetable are critical to Customer's business. In order to keep Customer appraised of Supplier's schedule and to allow Customer to effectively manage Customer's portions of this project, [*]. Supplier understands and agrees that failure to timely deliver a status report is a breach by Supplier of this Agreement. Notwithstanding any cure period set forth elsewhere in this Agreement and due to the time sensitivity of these status reports, Supplier hereby agrees that the cure period for its failure to timely deliver a status report shall be [*] following receipt of written notification by Customer that Supplier has not timely delivered the [*] status report.

         2.6.     TRAINING.

                  2.6.1.   [*]

                  2.6.2. If reasonable on-line training and help modules for training are not available and where analysis, design and development of such items are not feasible and practical, if requested by Customer, Supplier shall then at prices as mutually agreed upon:

                               (i). Provide instructors and the necessary
                                    instructional material which meets mutually agreed upon standards, at mutually agreed upon locations and times, to train Customer's personnel in the installation, operation, use and maintenance of Software furnished hereunder, and/or

                               (ii).Provide Customer and/or User's with
                                    training modules or manuals, including any succeeding changes thereto, and any necessary assistance covering those areas outlined above in sufficient detail, format and quantity to allow Customer and/or User's to develop and conduct its own training program. Customer may reproduce such training modules or manuals only for internal use hereunder with no restrictions or charges.


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 6 of 25


3.       GENERAL PROVISIONS APPLICABLE TO THE ENTIRE AGREEMENT.

         3.1.     TERM.

                  3.1.1. This Agreement shall commence and be effective on the effective date specified in this Agreement ("Effective Date"), and [*].

         3.2.     TERMINATION FOR CONVENIENCE.

                  3.2.1.   Customer may upon[*]

                  3.2.2. Customer may terminate Software Maintenance, for its own convenience and without cause, by providing written notice to Supplier at least thirty (30) days prior to the commencement of any renewal term for Software Maintenance.

                  3.2.3. [*] provided there are no outstanding Orders pursuant to which Services are to be performed.

         3.3.     TERMINATION FOR CAUSE.

                  3.3.1. If either party hereto breaches any provision of this Agreement or any Order(s), and such breach is not cured within [*] after the breaching party receives written notice thereof, then in addition to all other rights and remedies of law or equity or otherwise, the injured party shall have the right to terminate this Agreement and/or any such Order(s), as applicable, without any further obligation or liability. Failure to terminate this Agreement and/or any Order(s) following a breach which continues longer than such [*] period shall not constitute a waiver of the non-breaching party's rights under this section provided such breach has not been cured.

         3.4.     TERMINATION OF THIS AGREEMENT.

                  3.4.1. Upon termination of this Agreement, each party shall, upon the request of the other: (i) return all papers, materials and properties of the other held by such party, (ii) will provide reasonable assistance in the termination of this Agreement, as may be necessary for the orderly, non-disrupted business continuation of each party.

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 7 of 25


         3.5.     PRICE.

                  3.5.1. Price for Software, Software Maintenance and/or Services, including any applicable discount schedules, shall be as shown in a properly executed Order or a shown in Appendix B, "PRICE SCHEDULE", as amended, in effect on the date the Order is issued.

                  3.5.2. With respect to Services and development of Software, rates concerning overtime and second or third shift work will be negotiated between Supplier and Customer and specified in each individual Order when applicable. All authorization concerning payment by Customer for travel or living expenses shall be specified in each individual Order. With respect to hours worked, Customer shall not be obligated to pay for Supplier's employees' lost time unless the lost time is of Customer's causing. If work is performed on Customer's premises, Supplier's working hours when working on Customer's premises, in conjunction with any Order, shall coincide with the Customer's working hours as they may be established from time to time unless otherwise defined in the Order. Supplier's employees' vacations and holidays shall be paid by Supplier in accordance with Supplier's policies. Supplier shall schedule vacations for its employees so as not to interfere with or delay the Services to be provided for Customer under the Order.

                  3.5.3. Customer shall specify a limit on Services to be provided under an Order by designating a monetary amount and/or time limit. Supplier shall not perform Services beyond the point where billing would exceed the specified limit without additional authorization in writing from Customer. Supplier agrees to notify the Customer Technical Coordinator when [*] specified in an Order is reached. Any delay or failure to meet the Specifications due to a work stoppage pursuant to this section shall not be considered a breach of this Agreement.

                  3.5.4.   [*]

                  3.5.5.   [*]

         3.6.     TERMS OF PAYMENT.

                  3.6.1. Payment for Software and/or Services under any Order shall be due thirty (30) days after the later of the date: (i) the Acceptance of Software or Services occurs, or Software Maintenance commences, as applicable or, (ii) the receipt of a written invoice from Supplier. Renewal fees, if any, for Software Maintenance shall be due thirty (30) days after the later of the date: (i) the renewal term for or Software Maintenance commences, as applicable or,
                           (ii) the receipt of a written invoice from Supplier..


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 8 of 25

                  3.6.2. [*] Customer, at its option, may, without penalty, refuse payment on any invoice therefor, or Customer may elect to pay any portions of an invoice without forfeiting its right to exercise nonpayment of other portions. Supplier shall investigate and issue corrected invoices, if required, within thirty (30) days after receiving written notification from Customer.

                  3.6.3. In the event a portion of any invoice is paid and subsequently disputed by Customer, Supplier shall investigate and resolve such dispute within thirty
                           (30) days of notification from Customer. Supplier shall, within forty-five (45) days following notification from Customer, at Customer's option: (i) refund any overpayment to Customer or (ii) credit such overpayment against amounts owed by Customer to Supplier.

                  3.6.4. Any credits or refunds due Customer shall, within thirty (30) days after request from Customer and at Customer's sole discretion, (i) be applied by Supplier against Supplier's invoices; or (ii) be paid by Supplier to Customer in the form of a certified check in U.S. currency. If Customer has not received such credits within sixty (60) days of request, then Customer may deduct such credits from any other amounts owed Supplier.

         3.7.     ORDERS.

                  3.7.1. This Agreement contemplates the future execution by Customer and Supplier of one or more written Orders. Each Order shall be executed by both parties and shall contain, at a minimum, the information specified in Appendix A. All transactions between Customer and Supplier during the term of this Agreement shall be covered by this Agreement and any applicable Order unless the parties agree otherwise in writing. Each properly executed Order shall be deemed, upon its execution, to be incorporated into this Agreement.

                  3.7.2. Orders shall be deemed accepted by Supplier unless written notice to the contrary is received within two
                           (2) weeks from the date the Order is delivered. This Agreement shall control over typed, stamped, or pre-printed portions of Supplier's and Customer's Orders or acknowledgments, which conflict or supplement the terms and conditions herein.

                  3.7.3. In the event, Customer desires to alter the standards or Specifications with respect to any Order after such Order has been issued and accepted, Customer shall notify Supplier in writing of such changes in standard and/or Specifications and Supplier shall advise Customer in writing of any adjustment of the payment rate or time schedule referred to in the original Order. In the event such adjustment is acceptable to Customer, Customer shall issue a new or revised Order.

         3.8.     AFFILIATED COMPANY ORDER.

                  3.8.1. Any Affiliated Company may place Orders under this Agreement for Software and/or to procure Services. Such Orders are subject to the terms and conditions of this Agreement and as to such Orders, the Affiliated Company becomes "Customer" hereunder. Each Order shall constitute a separate, distinct and independent contract between Supplier and the Affiliated Company placing the Order and the Affiliated Company shall be the sole obligor with regard to meeting the obligations of such Order.

         3.9.     TAXES.

                  3.9.1. Supplier shall add to the invoice an amount equal to any applicable taxes, local, state or federal, however designated, that may be validly levied or based upon this Agreement or

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                    Page 9 of 25


                           upon the Material and/or Services furnished hereunder. Taxes excluded and not applicable include:

                                    (i)   Ad valorem personal property taxes;

                                    (ii)  State and local privilege and excise
                                          taxes based on gross revenue;

                                    (iii) Taxes based on or measured by
                                          Supplier's net income; and

                                    (iv)  Any taxes or amounts in lieu thereof
                                          paid or payable by Supplier in respect
                                          of the foregoing excluded items.

                  3.9.2. Supplier shall bill applicable taxes as separate items on Supplier's invoices and shall not include them in the purchase price. Customer may have Supplier contest with the imposing jurisdiction, at Customer's expense, any such taxes that Customer reasonably deems are improperly levied.

                  3.9.3. Supplier must collect all appropriate state and local sales and use taxes from Customer on all sales of taxable tangible personal property and taxable services. The taxing situs for tangible personal property is the shipped-to address. Therefore, suppliers that do not have "nexus", the legal requirement to collect tax in a given state or local taxing jurisdiction, must, as a result of this Agreement, voluntarily register with all appropriate state and local taxing jurisdictions and collect and remit all applicable taxes.

                  3.9.4. Customer shall not pay or otherwise be liable or responsible for any penalty, additional tax, costs or interest assessed or levied by any taxing authority resulting from Supplier's failure to file any return, form, or information statement such taxing authority requires. Supplier hereby indemnifies, defends and holds Customer harmless against any such requirements.

         3.10.    RECORDS AND AUDITS.

                  3.10.1. Supplier shall maintain accurate and complete records of all amounts billable to and payments made by Customer hereunder following generally recognized commercial accounting practices. Supplier shall retain such records for [*] from the date of final payment for Software and/or Services covered by this Agreement. Customer, its authorized agents or representative may inspect and audit Supplier's records relevant to this Agreement during normal business hours and upon reasonable prior written notice. Audits shall not unreasonably disrupt Supplier's business operations.

         3.11.    RISK OF LOSS.

                  3.11.1. Title and risk of loss or damage to Software shall vest in Customer when Customer receives the Deliverables. If this Agreement calls for additional Services, such as installation, or the like that Supplier performs after delivery, Supplier shall retain risk of loss or damage to the Deliverables until the Customer accepts the additional Services.

         3.12.    OWNERSHIP OF DELIVERABLES.

                  3.12.1.  [*]

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 10 of 25



                  3.12.2.  [*]

                  3.12.3.  [*]

                  3.12.4.  [*]

                  3.12.5.  [*]

                  3.12.6.  [*]

         3.13.    SUPPLIER'S INFORMATION.

                  3.13.1. Scope of Supplier's Information. Customer acknowledges that Supplier may need to provide Customer with certain information and material that is the Supplier's confidential, proprietary or trade secret information. As used herein, "Supplier's Information" may include information and documents disclosed by the Supplier in the course of this Agreement such as by way of example, drawings, sketches, schematics, models, samples, tools, algorithms, technical or business information. Supplier shall provide a detailed description of Supplier's Information in the applicable Order. All Supplier's Information shall be in writing or other tangible form and clearly marked with a confidential, private or proprietary legend. Supplier's Information conveyed orally

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 11 of 25


                           shall be designated as proprietary at the time of disclosure and shall be reduced to writing within ten
                           (10) business days.

                  3.13.2. Use of Supplier's Information. Customer agrees to take all steps reasonably necessary to hold in trust and confidence Supplier's Information. Customer hereby agrees to hold such Supplier's Information in strict confidence, not to disclose it to third parties or to use it, in any way, commercially or otherwise, other than as permitted under this Agreement. Customer will limit the disclosure of Supplier's Information to employees, consultants, agents, contractors, Affiliated Companies and representatives with a need to know who will not be considered as "third parties" and who: (i) have been advised of the proprietary nature thereof; and (ii) have acknowledged the express obligation to maintain such confidentiality. Customer's obligations set forth herein shall remain in effect for two (2) years from the receipt of Supplier's Information considered or deemed to be confidential information, but such obligation of confidentiality will not expire for Supplier's Information considered or deemed to be a trade secret under applicable law.

                  3.13.3. Exceptions. Notwithstanding the other provisions of this Agreement, nothing received by Customer from Supplier will be considered to be Supplier's Information if: (i) it has been published or is otherwise available to the public other than by a breach of this Agreement; (ii) it has been rightfully and lawfully received by Customer from a third party without confidential limitations; (iii) it has been independently developed by Customer by personnel having no access to such Supplier's Information; (iv) it was known by Customer prior to its first receipt from Supplier; (v) it is hereafter disclosed by Supplier without restriction on further disclosure; or (vi) it is disclosed to any governmental agency or court of competent jurisdiction by written order, subpoena or decree, or by operation of law, provided Customer has given prior notice to Supplier in order that Supplier may attempt to obtain a protective order limiting disclosure and use of the information disclosed.

         3.14.    CUSTOMER'S INFORMATION.

                  3.14.1. Supplier acknowledges that Supplier may acquire information and material that is the Customer's confidential, proprietary or trade secret information. As used herein, "Customer's Information" includes, but is not limited to, all information and documents disclosed by the Customer, whether written or oral, in the course of this Agreement or in contemplation hereof including, without limitation, all Specifications, drawings, sketches, schematics, models, samples, tools, algorithms, technical or business information, research and development, production and engineering processes, costs, profit and margin information, Customer lists, marketing, production and future business plans and any information or materials of Customer's agents, subcontractors or other suppliers received from Customer.

                  3.14.2. Supplier agrees to take all steps reasonably necessary to hold in trust and confidence the Customer's Information. Supplier hereby agrees to hold Customer's Information in strict confidence, not to disclose it to third parties or to use it, in any way, commercially or otherwise, other than as permitted under this Agreement. Supplier will limit the disclosure of the Customer's Information to employees with a need to know who: (i) have been advised of the proprietary nature thereof; and (ii) have been contractually obligated to maintain such confidentiality. Supplier's obligations set forth herein shall remain in effect for two (2) years from the receipt of Customer's Information considered or deemed to be

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 12 of 25


                           confidential information, but such obligation of confidentiality will not expire for Customer's Information considered or deemed to be a trade secret under applicable law.

                  3.14.3. Notwithstanding the other provisions of this Agreement, nothing received by Supplier from Customer will be considered to be Customer's Information if:
                           (i) it has been published or is otherwise available to the public other than by a breach of this Agreement; (ii) it has been rightfully and lawfully received by Supplier from a third party without limitations or restrictions on its use or disclosure;
                           (iii) it has been independently developed by Supplier by personnel having no access to Customer's Information; (iv) it was known by Supplier prior to its first receipt from Customer and such knowledge can be substantiated by reasonable documentation; (v) it is hereafter disclosed by Customer without restriction on further disclosure; or (vi) it is required to be disclosed to any governmental agency or a court of competent jurisdiction pursuant to a written order, subpoena or by operation of law, provided Supplier has given Customer prior advance written notice in order that Customer may attempt to obtain a protective order limiting disclosure and use of the information disclosed.

                  3.14.4. Supplier hereby agrees that every individual person including but not limited to employees, subcontractors, agents, representatives and other third parties who perform under this Agreement shall execute the appropriate documents to undertake obligations of confidentiality consistent with the terms set forth herein. Supplier hereby agrees to provide evidence of such duly executed documents and/or copies to Customer upon request.

         3.15.    PATENT AND OTHER PROPRIETARY RIGHTS INDEMNIFICATION.

                           3.15.1. Supplier shall indemnify, defend and hold Customer harmless, at Supplier's expense, against any claim, suit or proceeding resulting from, relating to or arising out of a claim that any use of the Deliverables, Software and/or Services constitutes an infringement or contributory infringement of a patent, copyright, trademark or other proprietary right or a misappropriation of a trade secret of a third party.

                           3.15.2. Supplier will not be liable to Customer: (i) for any infringement arising out of the combination of the Deliverable with hardware or software where such combination is not known or anticipated by Supplier provided said infringement would not have occurred but for such combination; or (ii) for any claim of infringement arising out of any modification or enhancement to the Deliverable neither made nor authorized by Supplier provided the claim would have been avoided by the absence of such modification. Supplier's obligation to indemnify shall include, without limitation, an obligation to pay any reasonable costs including, but not limited to, reasonable attorneys' fees, expert witness fees, expenses, damages awarded to third parties and costs incurred by Customer. Supplier may settle, at Supplier's sole expense, any claim, suit or other action for which Supplier is responsible under this section provided that such settlement shall not limit, unduly interfere or otherwise adversely affect the rights granted herein or Supplier's obligations under this Agreement or impose any additional liability on Customer. Customer reserves the right to employ counsel at its own expense and participate in the defense and/or settlement of any claim.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 13 of 25


                           3.15.3. Customer shall notify Supplier in writing of any claim of infringement it becomes aware of and for which it believes Supplier is responsible for under this section. Customer shall provide Supplier with reasonable assistance in the defense of any such claim. Within thirty (30) days from receipt of notice from Customer of an alleged infringement claim, Supplier shall acknowledge receipt of such notice to Customer in writing and provide Customer its position with respect to the allegations.

                           3.15.4. Upon receipt of notice of an alleged infringement and if, in Supplier's opinion, such a claim is likely, or alternatively, if Customer's rights hereunder are restricted by Supplier or a valid court order, then Supplier shall at its option and sole expense: (i) procure the right to continue using the alleged infringing material; (ii) replace the material with non-infringing material which is equivalent in features, functionality and quality; (iii) modify the material to make it non-infringing while retaining all features, functionality and quality, or (iv) if Supplier, after using all commercially reasonable efforts is unable to accomplish the foregoing remedies and such failure occurs (a) during the initial two (2) year period following delivery of the affected Deliverables and/or Services, then Supplier shall promptly issue to Customer a refund of all amounts paid by Customer for the affected Deliverables and/or Services; or (b) during the period after the initial two (2) year period following delivery of the affected Deliverables and/or Services, then Supplier shall promptly issue to Customer a pro-rata refund of all amounts paid by Customer for the affected Deliverables and/or Services, based on five (5) year straight-line depreciation from the date of delivery of the affected Deliverables and/or Services.

         3.16.    INDEMNITY.

                  3.16.1. Supplier and Customer mutually agree to indemnify, defend, and hold each other harmless from any and all liabilities, causes of action, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorneys' fees on account thereof) that may be made by:

                           (i) Anyone for injuries of any kind, including, but not limited to, personal injury, death, property damage and theft, arising out of or resulting from the other party 's negligent or willful acts or omissions or those of persons furnished thereby , its agents or subcontractors or resulting from use of the Work Product, Deliverables and/or Services furnished hereunder or resulting from a failure to perform their obligations hereunder; or

                           (ii) Any of either Supplier's or Customer's, their
                                agent's or subcontractor's employees or former employees for which the Supplier's or Customer's, their agents' or subcontractors' liability to such employee or former employee under the state Workers' Compensation laws or an Employer's Liability policy, premises liability principles or any other law or form of legal duty or obligation; and

                           (iii) Either Supplier's or Customer's, their agent's
                                or subcontractor's employees or former
                                employees, including applicants at Customer's job site, for any and all claims arising out of the employment relationship with respect to performing under this Agreement. This includes, but is not limited to, employment discrimination charges and actions arising under Title VII of The Civil Rights Act of 1964, as amended; The Equal Pay Act; The Age Discrimination In Employment Act, as amended; The

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 14 of 25


                                Rehabilitation Act; The Americans with
                                Disabilities Act; The Fair Labor Standards Act; The National Labor Relations Act; and any other applicable law.

                  3.16.2. Supplier or Customer, at their own expense, agrees to defend the other, at their request, against any such liability, cause of action, lawsuit, penalty, claim, or demand, administrative proceeding or lawsuit, including any in which the other is named as an "employer" or "joint employer" with Supplier or Customer, as applicable. The parties hereto shall notify the other promptly of any written claims or demands against them for which the other is responsible hereunder.

                  3.16.3. The foregoing indemnity shall be in addition to any other indemnity obligations of Supplier and Customer set forth in this Agreement.

         3.17.    WARRANTY.

                  3.17.1.  [*]

                  3.17.2. Warranty of Software Integrity. Supplier warrants computer code and/or Software created or modified for, or otherwise supplied to Customer

                           (i)      Contains only what is stated in the
                                    Documentation provided,

                           (ii) Is free of any master access key (ID, password, trap door, Trojan horse, back door, etc.) to the system,

                           (iii) Has been checked for a computer virus or other destructive code using a regularly updated software package designed for such purpose and has been inspected by Supplier's authorized personnel, and

                           (iv) Is not known by Supplier, its employees, contractors or subcontractors to:

                                    (a)     Contain a computer virus, worm,
                                            other destructive code, expiration
                                            date or master access key,

                                    (b)     Degrade security by interfering with
                                            or modifying the normal functions of
                                            the operating system on which the
                                            application will reside, and/or

                                    (c)     Degrade security of any application
                                            code or other software.

                  3.17.3. Warranty of Title and Non-infringement of Software. Supplier warrants and represents that it has full power and authority to grant any rights and licenses granted hereunder with respect to the Software, Deliverables and Documentation, and neither such license or use as permitted hereunder will in any way constitute an infringement or other violation of any trademark, copyright, patent, trade secret or other intellectual property right of any third party. Supplier further warrants and represents that the Software, Deliverables and Documentation provided hereunder shall be free and clear of all claims, security interests, liens and encumbrances of any kind.


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 15 of 25

                  3.17.4. Warranty for Year 2000. Supplier warrants and represents that all Software delivered hereunder (i) will accurately record, store, process and display calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality as such Software records, stores, processes and displays calendar dates falling on or before December 31, 1999; and (ii) shall include without limitation date data century recognition, calculations that accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century.

                  3.17.5. Warranty for Services. Supplier warrants and represents to Customer that its Services will be performed in a good and professional manner conforming to industry standards and practices and in conformance with any Specifications or standards set forth for such Services in the applicable Order. Customer's Technical Coordinator shall in his/her reasonable discretion determine the quality and acceptability of the Services performed pursuant to this Agreement. If Supplier is unable to perform the Services as warranted, Customer shall, in its sole discretion, be entitled to re-performance of such Services free of cost to Customer or a refund of any monies paid for such Services.

         3.18.    LIMITATION OF LIABILITY.

                  3.18.1. For purposes of indemnification by Customer, "Supplier" shall mean Supplier, Supplier's parent and any affiliated and subsidiary companies, and the employees, officers, agents, and subcontractors of all of them.

                  3.18.2.  [*]

                  3.18.3. [*] in no event shall either party be liable for indirect, incidental, consequential, reliance or special damages, including, without limitation, damages for harm to business, lost profits, lost savings or lost revenues, whether or not Supplier has been advised of such damages.

         3.19.    ASSIGNMENT BY CUSTOMER.

                  3.19.1. Customer shall have the right to assign this Agreement or any Order(s) and to assign its rights and delegate its duties under this Agreement or any Order(s) either in whole or in part, at any time and without Supplier's consent, to any present or future Affiliated Company or successor company of Customer or to a third party supplier of technology services in connection with the outsourcing of any or all of Customer's information technology services to that third party. Customer shall give Supplier prior written notice of such assignment or delegation. The assignment shall neither affect or diminish any rights or duties that Supplier may then or thereafter have as to Order(s) executed by Customer and Supplier prior to the effective date of the assignment.

         3.20.    ASSIGNMENT BY SUPPLIER.

                  3.20.1. Supplier may sell Supplier's corporation to any individual, company or corporation without restriction including a sale of substantially all of its assets; however, Supplier shall obtain Customer's prior written consent before Supplier assigns, subcontracts or


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 16 of 25


                           otherwise delegates the performance of any Services, in whole or in part, or assigns any of its rights, interests or obligations hereunder. Such consent from Customer shall not be unreasonably denied or withheld. Supplier shall notify Customer in writing with notice of Supplier's intent to assign, at least thirty (30) days before assignment. Any assignment to which Customer has not consented shall be null and void, except where Supplier assigns its rights to receive monies pursuant to this Agreement. In such case, Supplier only needs to notify Customer in writing of such assignment. However, Supplier cannot assign monies due if Supplier tries to transfer to the assignee any of Supplier's other rights or obligations hereunder. Supplier shall not make an assignment that prevents Customer from dealing solely and directly with Supplier on all matters pertaining to this Agreement. Such matters include amending this Agreement and/or settling amounts due either party by the other hereunder. Supplier shall not subcontract work or Services to be performed without Customer's prior written permission, such permission of which shall not be unreasonably withheld.

         3.21.    INDEPENDENT CONTRACTOR.

                  3.21.1. Supplier shall perform all work in connection with the Software and/or Services described in this Agreement as an independent contractor and not as the agent or employee of Customer. All persons furnished by Supplier shall be for all purposes solely the Supplier's employees or agents and shall not be deemed to be employees of Customer for any purpose whatsoever. Supplier shall furnish, employ, and have exclusive control of all persons to be engaged in performing Services under this Agreement and shall prescribe and control the means and methods of performing such Services by providing adequate and proper supervision. Supplier shall be solely responsible for compliance with all rules, laws, and regulations relating to employment of labor, hours of labor, working conditions, unless working on Customer's premises, payment of wages, and payment of taxes, such as employment, social security, and other payroll taxes, including applicable contributions from such person when required by law.

                  3.21.2.  [*]

         3.22.    PUBLICITY/LICENSES.

                  3.22.1. Supplier agrees to submit to Customer all advertising, sales promotion, press releases, and other publicity matters relating to this Agreement mentioning or implying the trade names, logos, trademarks or service marks (collectively called "BellSouth Marks") of BellSouth Corporation and/or any of its Affiliated Companies or language from which the connection of said BellSouth Marks therewith may be inferred or implied, or mentioning or implying the names of any personnel of BellSouth Corporation and/or any of its Affiliated Companies. Supplier further agrees not to publish or use such advertising, sales promotions, press releases, or publicity matters without Customer's prior written consent.


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 17 of 25


                  3.22.2. Customer agrees to submit to Supplier all advertising, sales promotion, press releases, and other publicity matters relating to this Agreement mentioning or implying the trade names, logos, trademarks or service marks (collectively called "Predictive Marks") of Predictive Systems, Inc. and/or any of its affiliated companies or language from which the connection of said Predictive Marks therewith may be inferred or implied, or mentioning or implying the names of any personnel of Predictive Systems, Inc. and/or any of its affiliated companies. Customer further agrees not to publish or use such advertising, sales promotions, press releases, or publicity matters without Supplier's prior written consent.

                  3.22.3. No license, express or implied, is granted to Supplier for any trademark, patent, copyright, trade secret or any other intellectual property or applications therefor which is now or may hereafter be owned by BellSouth Corporation or any BellSouth company.

         3.23.    NONDISCRIMINATION COMPLIANCE.

                  3.23.1. Supplier agrees to comply with the applicable provisions of the "NONDISCRIMINATION COMPLIANCE AGREEMENT" set forth in Appendix D.

                  3.23.2. Supplier shall use good faith efforts, in accordance with items 5 and 6 of the Nondiscrimination Compliance Agreement. [*] Appendix G.

                  3.23.3. In the event Supplier is unable to attain the subcontractor expenditure goals specified herein, documentation of efforts shall be provided to Customer's Supplier Diversity Group, within its Supply Chain Management organization. The Supplier Diversity Group will provide support, as needed, in Supplier's efforts to identify qualified subcontractors during the term of this Agreement.

         3.24.    COMPLIANCE WITH LAWS.

                  3.24.1. Supplier shall comply with all applicable federal, state, county and local laws, orders, rules, ordinances, regulations, and codes in connection with this Agreement including, but not limited to, Supplier's obligations as an employer regarding the health, safety and payment of its employees. Supplier's compliance shall also include identifying and procuring the required permits, certificates, approvals, and inspections in Supplier's performance under this Agreement. Notwithstanding whether a Specification is furnished, under this Agreement, Supplier shall comply with all applicable laws regarding the construction, packaging, labeling and registration of Software and/or Services or containers. Supplier shall indemnify, defend and hold Customer harmless against, any claim, loss, liability, cost or damage sustained because of Supplier's noncompliance.

         3.25.    SECURITY, ACCESS AND SAFETY REQUIREMENTS

                  3.25.1. Customer reserves the right to reasonably conduct, for security reasons, a background investigation on the Supplier and its principal parties or personnel, and Supplier agrees to cooperate with the Customer in this endeavor and to provide any necessary information. Supplier acknowledges that Customer is under no obligation to provide a copy of the background investigation to Supplier but such information shall be considered by Customer to be Supplier's Information.

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 18 of 25

                  3.25.2.  [*]

                  3.25.3.  [*]

                  3.25.4. Supplier shall not assign to Customer's premises, without advising Customer of the nature and gravity of the offense, any personnel convicted of a misdemeanor relating to computer security or any personnel with a record of felony conviction of any kind.

                  3.25.5. Supplier shall comply with Customer's security, access and safety requirements and shall require its employees, agents and subcontractors, while on Customer's premises, to comply with the same.

                  3.25.6.  [*]

         3.26.    RELEASES VOID.

                  3.26.1. Neither party shall require waivers or releases of any personal rights from representatives of the other when visiting Supplier's and Customer's respective premises. Neither party shall require any representative of the other party to sign a personal nondisclosure agreement. Supplier, Customer, or any third party shall not plead any such releases or waivers in any action or proceeding.

         3.27.    CHOICE OF LAW/VENUE.

                  3.27.1. The laws of the State of [*] shall govern the validity, construction, interpretation and performance of this Agreement. The jurisdictional venue for any proceedings involving this Agreement shall be held in [*].

                  3.27.2. The parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by mediation. Such mediation shall comply with the Center for Public Resources most current Model ADR Procedures for Mediation of Business Disputes. If such mediation procedures fail to resolve the matter within sixty (60) days of mediation procedure commencement (which either party may extend by agreement with the other), or if either party will not participate in mediation, then arbitration shall settle the controversy. Such arbitration shall comply with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes. The parties shall select a sole arbitrator acceptable to both parties sufficiently knowledgeable in the areas of law necessary to arbitrate the controversy. Such sole arbitrator shall arbitrate the controversy. The United States Arbitration Act, 9 U.S.C. shall govern the arbitration, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 19 of 25


                           thereof. The arbitrator is not empowered to award damages in excess of actual damages, including punitive damages. The arbitrator shall determine issues for resolution but may not limit, expand or otherwise modify the terms of the Agreement. The arbitrator is not empowered to act or make any award other than an award based solely on the rights and obligations of the parties prior to any termination.

                  3.27.3. Each party shall bear its own costs and expenses, except that the parties will share equally the compensation and expenses of the mediator and/or arbitrator. This requirement for mediation and arbitration does not constitute a waiver of any right of termination under this Agreement. A request to a court for interim measures shall not waive the obligation to mediate and/or arbitrate. The parties, their representatives, other participants and the mediator and arbitrator shall hold in confidence the existence, content and result of mediation and/or arbitration.

         3.28.    NON-WAIVER.

                  3.28.1. No waiver or failure to exercise any option, right or privilege under the terms of this Agreement on any occasion or occasions shall be construed to be a waiver of the same or any other option, right or privilege on any other occasion.

         3.29.    FORCE MAJEURE.

                  3.29.1. Neither party shall be responsible for any delay or failure in performing any part of this Agreement when it is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of carriers or other similar causes beyond its control (hereinafter collectively called "Condition"). If any such Condition occurs, the party delayed or unable to perform shall give immediate notice to the other party, and the party affected by the other's delay or inability to perform may elect to terminate the affected Order, or delay performance of such Order until the Condition ceases. Nothing set forth herein shall be construed to limit or restrict Customer's or Supplier's right to terminate the Agreement and Order(s) in accordance with the provisions of Article
                           3. The parties agree that any delay or failure to perform due to Section 3.17 shall not be considered a Condition.

         3.30.    INSURANCE.

                  3.30.1. During the term of this Agreement, Supplier shall maintain all insurance and/or bonds required by law or this Agreement, including but not limited to the following:

                           (i). Adequate Worker's Compensation and related insurance required by Customer and prescribed by the law of any state in which the work is to be performed;

                           (ii). Employer's liability insurance with limits of at least $[*] for each occurrence;

                           (iii). Commercial general liability insurance, including contractual liability, products liability and completed operations coverage, and if applicable, comprehensive motor vehicle liability insurance. Each shall have limits of at least $[*] for bodily injury, including death, to any one person, $[*] as a result of any one occurrence, and $[*] for each occurrence of property damage; and

                           (iv). Professional liability insurance covering the acts, errors and omissions of Supplier, its employees, agents and subcontractors, in an amount not less than $[*] per claim/$[*] aggregate. Said policy shall name the Customer as an additional insured with respect to work performed under this Agreement.


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 20 of 25


                  3.30.2. Supplier shall require its agents or subcontractors, if any, who may enter upon Customer's premises to maintain the same insurance coverage required herein.

                  3.30.3. All required insurance policies shall contain a provision stating Customer's name and address and shall require insurer to notify Customer in writing at least thirty (30) days prior to cancellation of, or any material change in, the policy. Before starting work and upon renewing each coverage required herein, Supplier, its agents and/or subcontractors shall furnish Customer with all certificates and/or adequate proof of the foregoing insurance.

                  3.30.4. Supplier shall maintain all policies required herein with insurers acceptable to the Customer. Customer may disallow coverage from any insurer that does not maintain a rating from A.M. Best Company of B+ X or higher.

         3.31.    CONFLICT OF INTEREST.

                  3.31.1. Supplier acknowledges it has received Customer's "Position Statement," as contained in either of forms RF-5140 or RF-5770. Supplier further stipulates that it has not employed, retained, induced, or directed any of Customer's officers or employees to solicit or secure this Agreement by means of an agreement, offer, understanding, or implication involving any form of remuneration. Supplier agrees that if Customer alleges that a violation exists hereof, Supplier will cooperate in every reasonable manner with Customer in establishing whether the allegation is true. If such a violation has occurred and is material, Customer may immediately cancel this Agreement. Notwithstanding the foregoing, Customer acknowledges that William L. Smith, Executive Vice President of Customer, and a member of the Board of Directors of Supplier has not been, in any way, employed, retained, induced, or directed, nor has he employed, retained, induced, or directed any of Customer's officers or employees, to solicit or secure this Agreement by means of an agreement, offer, understanding, or implication involving any form of remuneration.

         3.32.    SECTION HEADINGS.

                  3.32.1. The section headings used in this Agreement are for convenience only and do not affect the meaning or interpretation of this Agreement.

         3.33.    SUPPLIER OVERDEPENDENCE.

                  3.33.1. Customer has no knowledge of Supplier's dependence on revenues from sales to Customer in proportion to Supplier's revenues from other customers. Supplier agrees to release and hold Customer harmless from any and all claims relating to Supplier's financial condition which arise out of, relate to or result from Customer's termination of this Agreement or any Order.

         3.34.    REPRESENTATIVES.

                  3.34.1. Software furnished and/or Services performed under this Agreement are subject to contract administration activities by Customer's Representative(s). Such activities include, but are not limited to, monitoring supplier performance, Agreement interpretation and amendment, maintenance of Agreement information in Customer's database, inspecting and accepting work performed and validating charges rendered on Supplier's invoices. Customer's Representative shall be the Supply Chain Manager - Contract Services or the Customer contact listed in each Order.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 21 of 25


         3.35.    REQUIRED NETWORK INTERFACE DISCLOSURES.

                  3.35.1. Supplier acknowledges that the Federal Communications Commission ("FCC") promulgated certain rules which require Customer's timely disclosure to the public of appropriate technical and marketing information, which may include proprietary and/or confidential information of Supplier, for any new or modified network services to be offered by BellSouth Telecommunications, Inc. which affect either enhanced service providers or customer premises equipment interconnection. Supplier agrees to provide promptly to Customer, at Customer's request, all such required Supplier's information to enable Customer to timely make such required disclosures to the public. In such event, Supplier expressly releases Customer from Customer's obligations under any nondisclosure agreement with Supplier (whether contained within the provisions of this Agreement or in a separate writing) relating to such information of Supplier at the time such disclosures are required to be made by Customer in accordance with the FCC's rules.

         3.36.    FACILITY RULES AND GOVERNMENT CLEARANCE.

                  3.36.1. Both parties' employees and representatives shall comply with all internal rules and regulations while on each other's premises. If required by Government regulations, such compliance shall include submission of a satisfactory clearance from the U.S. Department of Defense and other concerned federal authorities.

         3.37.    COMPUTER ASSET PROTECTION REQUIREMENTS.

                  3.37.1. With respect to Software, Supplier agrees to comply with the current issue of Customer's Corporate Security Standards Technical Reference ("CSSTR") 400-200-TR, entitled "Security Requirements for Contractual Agreements" as set forth in Appendix E. This reference fully incorporates Appendix E herein. Supplier agrees to cooperate fully with Customer in ensuring that Software and/or computer systems Supplier develops, designs, or supports under this Agreement comply with the CSSTR. The word "Supplier" used in Appendix E shall mean Supplier, while the name "BellSouth" shall mean Customer. Supplier agrees to fully indemnify, defend at its own expense, and hold the Customer harmless against any breach of the terms set forth in Appendix E caused by the gross negligence or willful misconduct of Supplier.

                  3.37.2. With respect to Software or Services (other than Software Maintenance), Supplier agrees to comply with the current issue of Customer's Corporate Security Standards Technical Reference ("CSSTR") 400-400-TR, entitled "Security Requirements for System or Network Access by Vendor, Contractor and Supplier Personnel" as set forth in Appendix F which is attached hereto and fully incorporated herein by this reference. The word "Supplier" used in Appendix F shall mean Supplier while the name "BellSouth" shall mean Customer. Supplier agrees that all of its personnel having access to Customer's systems will be covered on the contents of the CSSTR and will sign the certification provided to that effect. Failure of any personnel to sign the certification may be grounds for Customer refusing to allow that individual system access. Supplier agrees to fully indemnify, defend at its own expense, and hold Customer harmless against any breach of the terms set forth in the CSSTR caused by the gross negligence or willful misconduct of Supplier.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 22 of 25


         3.38.    NOTICES AND DEMANDS.

                  3.38.1. Except as otherwise provided herein, any notices or demands, required by law or under the terms of this Agreement shall be in writing. Customer or Supplier shall deliver such notices or demands by hand, facsimile, telegram or similar communications, or by certified or registered mail, and addressed as set forth below. In the case of facsimiles, telegrams or similar communications, the receiving party shall consider such notices given when sent, and in the case of certified or registered mail, three (3) days after it is deposited in the United States mail with postage prepaid. The parties may change their above address at any time by giving thirty (30) days prior written notice to the other.

                  Notices to Supplier:                             Notices to Customer:

                  Predictive Systems, Inc.                         BellSouth Telecommunications, Inc.
                  2400 Century Boulevard                           Supply Chain Manager - Contract Services
                  Atlanta, GA  30345                               BellSouth Center, Room 39S40
                                                                   675 West Peachtree Street, N.E.
                                                                   Atlanta, Georgia 30375


3.38.2. In addition to the foregoing, any notices of a legal nature shall be copied to:

                  Supplier:                                        Customer:

                  Predictive Systems, Inc.                         BellSouth Telecommunications, Inc.
                  417 Fifth Avenue - 11th floor                    4300 BellSouth Center
                  New York, NY 10016                               675 West Peachtree Street, N.E.
                  Attention: Legal Department                      Atlanta, Georgia 30375
                                                                   Attention: General Attorney - Contracting

         3.39.    SURVIVAL OF OBLIGATIONS.

                  3.39.1. Customer's and Supplier's respective obligations hereunder which by their nature would continue beyond the termination, cancellation or expiration of this Agreement or any Order, shall survive. This includes, by way of example but not limited to, the obligations provided in the sections "SUPPLIER'S INFORMATION," "CUSTOMER'S INFORMATION," "PATENT AND OTHER PROPRIETARY RIGHTS INDEMNIFICATION," "INDEMNITY," "PUBLICITY/LICENSES," "OWNERSHIP OF WORK PRODUCT," and "WARRANTY".

         3.40.    BINDING EFFECT.

                  3.40.1. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         3.41.    NON-EXCLUSIVE RIGHTS.

                  3.41.1. This Agreement does not grant Supplier an exclusive privilege to provide to Customer any and all Deliverables/or Services that Customer may require. Customer at its option may buy comparable products and services from other manufacturers or suppliers. In

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 23 of 25


                           addition, Customer, at its sole discretion, shall determine the extent of Customer's efforts to market, advertise, promote, or support the Deliverables and/or Services.

         3.42.    SEVERABILITY.

                  3.42.1. If any of the provision(s) of this Agreement are held to be invalid or unenforceable by a court of competent jurisdiction, the remaining portions of the Agreement shall be construed as if not containing such provision(s), and all other rights and obligations of the parties shall be construed and enforced accordingly.

         3.43.    INCORPORATION BY REFERENCE.

                  3.43.1. The terms and conditions contained in Appendices A through G referred to in this Agreement and attached hereto, are integral parts of this Agreement and are fully incorporated herein by this reference. The parties acknowledge the existence of the various Technical References, Technical Advisories, Quality Program Specifications, Technical Specifications and other publications and documentation specifically referenced in this Agreement. The applicable terms of said documents are also fully incorporated herein by this reference.

         3.44.    FAX SIGNATURES.

                  3.44.1. The parties hereby agree that signatures transmitted and received via facsimile or other electronic means shall be treated for all purposes of this Agreement as original signatures and shall be deemed valid, binding and enforceable by and against both parties.

         3.45.    PERFORMANCE OF WORK.

                  3.45.1. All work performed by Supplier under any Order may be monitored through the use of status reports. Contents of such status reports, frequency and the Supplier's employees required to submit such status reports shall be specified in the Order.

                  3.45.2. Supplier reserves the right to make staffing changes upon reasonable notice to the Customer Technical Coordinator at logical breakpoints of the work. In the event of any staffing change, Customer shall not be charged for the time required to train the replacement. The amount of non-compensatory training time, if any, shall be mutually determined and agreed to by the Supplier Technical Coordinator and the Customer Technical Coordinator.

                  3.45.3. When in the Supplier's opinion it has completed the Services described in a Order, Supplier shall provide written notification of such fact to Customer. Customer shall have an acceptance period of [*], unless otherwise specified in the Order, from the date of Supplier's notice in which to perform reviews to determine if the Services have been completed in accordance with specifications. On or prior to the expiration of such acceptance period Customer shall have the right to give written notice of unsatisfactory performance and rejection of same. If notice of Acceptance is not received by Supplier on or prior to the expiration of such acceptance period such Services shall be deemed accepted by Customer.

                  3.45.4. Supplier shall supply the appropriate personnel to investigate any reported deficiencies found by Customer during the acceptance period. Deficiencies found to be of Supplier's causing shall be corrected by Supplier at its expense. Such correcting activities shall commence immediately and be completed as quickly as is reasonably possible.


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 24 of 25


                  3.45.5. If the deficiencies are found to be not of Supplier's causing, Customer shall reimburse Supplier for the time and material charges of (1) its investigation, and (2) such correcting activities Supplier performs, if requested by Customer. The period from the time Supplier is notified to make investigation and corrections until Supplier completes those activities shall not be counted as part of the acceptance period. If corrections are required, upon receipt of Supplier's notice that the deficiencies have been remedied, the acceptance period shall continue subject to the acceptance requirements as specified above. However, in no event shall the continuation of an acceptance period of Supplier caused deficiencies be [*].

         3.46.    [*]

         3.47.    ENTIRE AGREEMENT.

                  3.47.1. This Agreement, and any Orders placed hereunder shall constitute the entire agreement between Customer and Supplier relating to the subject matters thereunder. Any amendment or modification to this Agreement or any duly executed Order placed hereunder shall not be valid, enforceable or binding on the parties unless
                           (i) such amendment or modification shall be in a written instrument duly executed by the authorized representatives of both parties; (ii) such amendment or modification references this Agreement and any Order, if applicable and identify the specific sections contained therein which are amended or modified; and (iii) such amendment or modification shall not adversely affect vested rights or causes of action which have accrued prior to the effective date of such amendment or modification. No conflicting pre-printed provisions on Supplier's and Customer's forms shall be binding on the parties. An Order that Customer places hereunder shall incorporate the typed, stamped, or written provisions or data found thereon and in subordinated documents (such as shipping releases) so long as the typed, stamped, or written provisions or data merely supplement but do not vary the provisions of this Agreement. Whenever typed, stamped, or written provisions of an accepted Order conflict with this Agreement, this Agreement shall control.

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                   Page 25 of 25


IN WITNESS WHEREOF, the parties have manually or by electronic signature executed this Agreement by their duly authorized representatives in one or more counterparts, each of which shall be deemed an original, as of the effective date set forth herein.

Supplier:                                                      Customer:

Predictive Systems, Inc.                                       BellSouth Telecommunications, Inc.

By:                                                            By:
           ---------------------------------------------               --------------------------------------------------
                      (Authorized Signature)                                        (Authorized Signature)

Name:                                                          Name:
           ---------------------------------------------               --------------------------------------------------
                         (Print or Type)                                                (Print or Type)

Title:                                                         Title:
           ---------------------------------------------               --------------------------------------------------

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                      Appendix A


                                   Appendix A

                                      [*]


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                                Effective Date: January 15, 2001
                                                                      Appendix B


                                   Appendix B

                                      [*]

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                               Effective Date: December 01, 2000
                                                                      Appendix C


                                      [*]

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                               Effective Date: December 01, 2000
                                                                      Appendix D


                                      [*]

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                               Effective Date: December 01, 2000
                               BellSouth Corporate Security Standards 400-200-TR
                                                                      Appendix E


                                      [*]

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                               Effective Date: December 01, 2000
                               BellSouth Corporate Security Standards 400-400-TR
                                                                      Appendix F


                                      [*]

* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                           Agreement No. R12450A
                                               Effective Date: December 01, 2000
                                                                      Appendix G

                                      [*]


* Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.